Exhibit 99.3
TaskUs, Inc. Announces Refinancing Commitments and Declares Special Cash Dividend of $3.65 Per Share

$500 Million Term Loan and $100 Million Revolving Credit Facility to Support Ongoing AI Transformation and Growth Initiatives While Optimizing Company’s Capital Structure

Special Cash Dividend to be Paid on March 25 to Stockholders of Record as of March 11

NEW BRAUNFELS, Texas, February 25, 2026 – TaskUs, Inc. (Nasdaq: TASK) (“TaskUs” or the “Company”), a leading provider of outsourced digital services and next-generation customer experience to the world’s most innovative companies, today announced that it has secured commitments for a comprehensive refinancing to address its upcoming 2027 debt maturities and that its Board of Directors has authorized and declared a special cash dividend of $3.65 per share.

The refinancing includes a $500 million term loan and $100 million revolving credit facility (together, the “Credit Facilities”), each maturing in March 2031. Borrowings under the Credit Facilities will bear interest, at the Company’s option, at a rate equal to Term SOFR (with a floor of 0%) plus 2.75%, or an alternate base rate (with a floor of 1.0%) plus 1.75%.

Supported by TaskUs’ consistent free cash flow generation and a net leverage ratio estimated to be approximately 1.5 times Adjusted EBITDA following the closing of the refinancing and payment of the special dividend, the Credit Facilities will help optimize the Company’s capital structure. Additionally, following the refinancing and special dividend, TaskUs expects to continue its strategic initiatives to maintain its position as a leading provider of specialized services and accelerate its AI transformation.

The special cash dividend (estimated to be approximately $333 million in the aggregate) will be paid on March 25, 2026, to stockholders of record as of March 11, 2026. It will be funded by proceeds of the Credit Facilities and cash on the Company’s balance sheet after payment of all outstanding obligations under the existing credit facilities and refinancing-related expenses.

"This refinancing will maintain our financial flexibility and disciplined leverage profile and, combined with our consistent cash flow and strong financial performance, enables us to invest aggressively in our AI transformation strategy," said Co-Founder and CEO, Bryce Maddock. “The special dividend underscores our commitment to creating and returning value directly to our stockholders. We appreciate the continued support and confidence of our stockholders, lenders, customers and the entire TaskUs team.”

Fiscal Fourth Quarter and Full Year 2025 Results

In a separate press release today, TaskUs announced its results for the fourth quarter and full year ended December 31, 2025, and financial outlook for the first quarter and full year 2026.

About TaskUs

TaskUs (Nasdaq: TASK) delivers outsourced digital services that power the companies shaping the future. By combining specialized human talent and intelligent technology, we solve complex operational challenges for global category leaders within AI, autonomous vehicles (AV), robotics, social media, financial services, healthcare, and beyond. We enable our clients to elevate their customer experience, protect their platforms, and grow their brands. For more information, visit www.taskus.com.

Exhibit 99.3
Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reflecting our current views with respect to, among other things, the refinancing and payment of the declared special cash dividend, our operations, our financial performance, our industry, the impact of the macroeconomic environment on our business, and other non-historical statements including the statements regarding estimated net leverage ratio, and AI transformation and growth initiatives. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates,” “position us” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to: the dependence of our business on key clients; the risk of loss of business or non-payment from clients; our failure to cost-effectively acquire new clients; the risk that we may provide inadequate service or cause disruptions in our clients’ businesses or fail to comply with the quality standards required by our clients under our agreements; our inability to anticipate clients’ needs by adapting to market and technology trends; increased adoption or utilization of artificial intelligence by our clients or us or our failure to appropriately incorporate artificial intelligence into our operations; unauthorized or improper disclosure of personal or other sensitive information, or security breaches and incidents; negative publicity or liability or difficulty recruiting and retaining employees; our failure to detect and deter criminal or fraudulent activities or other misconduct by our employees or third parties; global economic and political conditions, especially in the social media and meal delivery and transport industries from which we generate significant revenue; the dependence of our business on our international operations, particularly in the Philippines and India; our failure to comply with applicable data privacy and security laws and regulations; fluctuations against the U.S. dollar in the local currencies in the countries in which we operate; our inability to maintain and enhance our brand; competitive pricing pressure; volatile, unfavorable or uncertain economic or political conditions, particularly in the markets in which our clients and operations are concentrated, and the effects of these conditions on our clients’ businesses; our dependence on senior management and key employees; increases in employee expenses and changes to labor laws; failure to attract, hire, train and retain a sufficient number of skilled employees to support operations; our inability to effectively expand our operations into countries or industries in which we have no prior operating experience and in which we may be subject to increased business, economic and regulatory risks; reliance on owned and third-party technology and computer systems; failure to maintain asset utilization levels, price appropriately and control costs; the control of affiliates of Blackstone Inc. and our Co-Founders over us; the dual class structure of our common stock; and the volatility of the market price of our Class A common stock. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2025, as such factors may be updated from time to time in our filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. TaskUs undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Exhibit 99.3
Non-GAAP Financial Measures

TaskUs supplements results reported in accordance with United States generally accepted accounting principles (“GAAP”), with certain non-GAAP measures such as net leverage ratios. With respect to the non-GAAP net leverage ratio provided above, a reconciliation to the closest GAAP financial measure has not been provided as the quantification of certain items included in the calculation cannot be calculated or predicted at this time without unreasonable efforts. For the same reasons, TaskUs is unable to address the probable significance of the available information, which could have a potentially unpredictable, and potentially significant, impact on its future GAAP financial results.

Investor Contact:
Trent Thrash
IR@TaskUs.com

Media Contact:
Ramya Kumaraswamy
mediainquiries@taskus.com